SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement             |_| Confidential, for Use of the
|X| Definitive Proxy Statement                  Commission Only (as permitted by
|_| Definitive Additional Materials             Rule 14a-6(e)(2))
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Minden Bancorp, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, schedule or registration statement no.:

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      (4)   Date filed:




                            MINDEN BANCORP, INC.
                              415 Main Street
                          Minden, Louisiana 71058
                               (318) 377-0523
                               ______________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on May 15, 2003

                               ______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Minden Bancorp, Inc. (the "Company") will be held in the Minden Community House located at 209 Bridwell Street, Minden, Louisiana, on May, 15, 2003 at 11:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three directors for a three-year term expiring in 2006, and until their successors are elected and qualified;

     (2)  To consider and approve the adoption of the 2003 Stock Option
          Plan;

     (3) To consider and approve the adoption of the 2003 Recognition and Retention Plan and Trust Agreement;

     (4) To ratify the appointment by the Board of Directors of Heard, McElroy & Vestal LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 21, 2003 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Michael P. Burton

                                   Michael P. Burton
                                   Secretary

Minden, Louisiana
April 10, 2003


_______________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

_______________________________________________________________________________



                            MINDEN BANCORP, INC.

                              _______________

                              PROXY STATEMENT

                              _______________

                      ANNUAL MEETING OF STOCKHOLDERS

                                May 15, 2003

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Minden Bancorp, Inc. (the "Company"), the parent holding company of Minden Building and Loan Association (the "Association"). The Company acquired all of the Association's common stock issued in connection with the reorganization of the Association into the federal mutual holding company form of ownership (the "Reorganization") in July 2002. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in Minden Community House located at 209 Bridwell Street, Minden, Louisiana, on May 15, 2003 at 11:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 10, 2003.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for approval of the 2003 Stock Option Plan (the "Option Plan") and the 2003 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan"), for ratification of the appointment of Heard, McElroy & Vestal LLP for fiscal 2003 and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Michael P. Burton, Secretary, Minden Bancorp, Inc., 415 Main Street, Minden, Louisiana 71058); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                   VOTING

     Only stockholders of record at the close of business on March 21, 2003 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 1,454,750 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.
Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes eligible to be cast (other than shares held by Minden Mutual Holding Company (the "MHC"), the parent mutual holding company of the Company) in person or by proxy at the Annual Meeting is required for approval of the proposals to approve the Stock Option Plan and the Recognition Plan. Under rules applicable to broker-dealers, the proposals to approve the Option Plan and the Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the Option Plan and the Recognition Plan. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."



     As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," the MHC owns a majority of the outstanding Common Stock as of the Voting Record Date. The MHC intends to vote all of the shares it owns for the Board's nominees for director and for the proposal to ratify the appointment of Heard, McElroy & Vestal LLP as the Company's independent auditors, thereby ensuring that a quorum will exist at the Annual Meeting, and that each of such proposals will be adopted.

            INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                          AND EXECUTIVE OFFICERS

Election of Directors

     The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2006, and until their successors are elected and qualified.

     No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption except that A. Loye Jones is the uncle of Michael W. Wise. Each nominee currently serves as a director of the Company and of the Association.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company, including tenure as a director. All of the below-listed directors also serve as directors of the Association.


        NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2006

                                                                                        Director of
                                          Position with Minden Building and Loan      Minden Building
                                                and Principal Occupation                 and Loan
          Name               Age(1)            During the Past Five Years                  Since
--------------------------   ------   ---------------------------------------------   ---------------
John P. Collins                56     Director.  Owner and President of A.J. Price,         2000
                                      Inc., an auto parts store, Minden, Louisiana,
                                      from 1970 to present.

F. Dare Lott, Jr.              52     Director. Veterinarian with the Minden Animal         1981
                                      Clinic, Minden, Louisiana, since 1974.

Michael W. Wise                44     Director.  Certified Public Accountant with           2000
                                      Jamieson Wise and Martin, Minden, Louisiana,
                                      since 1980.


_____________
(1)  As of December 31, 2002.

     The Board of Directors recommends that you vote FOR election of the nominees for director.

                                     2



                   DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2004



                                                                                        Director of
                                          Position with Minden Building and Loan      Minden Building
                                                and Principal Occupation                 and Loan
          Name               Age(1)            During the Past Five Years                  Since
--------------------------   ------   ---------------------------------------------   ---------------
Russell A. Adams               77     Director and Secretary. Retired.  Previously,         1960
                                      served as managing officer of Minden Building
                                      and Loan, Minden, Louisiana, from 1960 to 1987.

John B. Benton, Jr.            78     Director.  Retired. Previously, a partner in          1962
                                      the law firm of Kitchens Benton Kitchens and
                                      Warren, Minden, Louisiana, from 1970 to 1992.



Directors with a Term Expiring in 2005



                                                                                        Director of
                                          Position with Minden Building and Loan      Minden Building
                                                and Principal Occupation                 and Loan
          Name               Age(1)            During the Past Five Years                  Since
--------------------------   ------   ---------------------------------------------   ---------------
A. David Evans                 61     Director, President and Chief Executive               1989
                                      Officer since July 1989.

A. Loye Jones                  71     Director. Owner and pharmacist of Loye's              1981
                                      Pharmacy, Minden, Louisiana, from 1963 to
                                      present.

R.E. Woodard, III              50     Director. Certified financial planner for             2000
                                      Lincoln National Corp., an insurance and
                                      investment management company headquartered
                                      in Philadelphia, Pennsylvania, since 1975.

___________________
(1)  As of December 31, 2002.


Executive Officers Who Are Not Directors

     Becky T. Harrell, age 51 years, has been the Chief Financial Officer and Treasurer of Minden Building and Loan since July 1997, and has served with Minden Building and Loan since 1976. In July 2002, she was elected to hold the same offices with the Company.

     Michael P. Burton, age 42, has served as Senior Vice President and Secretary of Minden Building and Loan since July 2002 and served as the Senior Loan Officer of Minden Building and Loan from April 2001 to June 2002. Previously, Mr. Burton served as a loan officer with another local financial institution, Minden Bank, from 1987 to 2001. In July 2002, he was elected to also serve as Senior Vice President and Secretary of the Company.


Compliance with Section 16(a) of the 1934 Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and

                                     3



changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock other than Minden Mutual Holding Company which owns 55% of the Company's outstanding stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the fiscal year ended December 31, 2002, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

Director Nominations; Meetings of the Board of the Company

     Nominations for director of the Company are made by the Board of Directors of the Company. During the fiscal year ended December 31, 2002, the Board of Directors of the Company met one time and the Board of Directors of the Association met 17 times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has been a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served.

Stockholder Nominations

     Article II, Section 14 of the Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the secretary of the Company not later than five (5) days prior to the date of the annual meeting of stockholders of the Company. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Any such nomination by a stockholder must be delivered or received no later than the close of business on May 10, 2004.

Committees

     The Board of Directors of the Association has established the following committees, among others:

     Audit Committee

     The Audit Committee reviews audit reports prepared by independent auditors, recommends appointment of outside auditors, reviews internal audits, approves investments and reviews information systems operations and security procedures. The current members of the Audit Committee are Messrs. Evans, Jones, Wise, Woodard and Lott. Mr. Lott serves as Chairman of the committee. The Audit Committee met 13 times in 2002.

     Human Resources Committee

     The Human Resources Committee determines the compensation levels of the chief executive officer and the other officers by reviewing published studies of compensation paid to executives performing similar duties for financial institutions. The Human Resources Committee also nominates candidates to the board of directors of the Association. The Human Resources Committee, composed of Messrs. Evans, Jones, Lott, Wise and Woodard, met 7 times during 2002.



                                     4



               PROPOSAL TO ADOPT THE 2003 STOCK OPTION PLAN

General

     The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code") ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any of its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-qualified stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Association with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Option Plan

     The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

     Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee are Messrs Lott, Wise and Woodard.

     Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. Under the Option Plan, the per share exercise price of both an incentive stock and a compensatory option must at least equal the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to employees who are 10% stockholders).

     Under the Option Plan, options will become vested and exercisable at the
rate of   20% per year over five years, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with the MHC, the Company or any of their subsidiaries is terminated for any reason other than his death or disability. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company due to retirement or as the result of a change in control of the Company if, as of such date of retirement or change in control of the Company: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Option Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Company's 2002 stock offering.

     Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or one year after the date on which the optionee's employment terminates (three years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted, (i) if an optionee terminates his employment or service with the MHC, the Company or any of their subsidiaries as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully

                                     5



exercised his options, the optionee will have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted.

     Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by such optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, or to a duly established trust for the benefit of one or more of such individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

     Payment for shares purchased upon the exercise of options may be made
(i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or
(iii) if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (iii) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

     If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, paying the exercise price using shares of already owned Common Stock would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (i) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or
(ii) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

     Number of Shares Covered by the Option Plan. A total of 65,464 shares of Common Stock, which is equal to 10% of the minority interest of the Common Stock sold in the Reorganization, has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment. The Option Plan provides that grants to each employee and non-employee director may not exceed 25% and 5% of the shares of Common Stock available under the Option Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan.

     Amendment and Termination of the Option Plan. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from February 11, 2003, the date the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

                                     6



     Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee.

     Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

     Treasury regulations provide that compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (iii) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant. The Certification Requirement is not necessary if these other requirements are satisfied.

     The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an

                                     7



employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements (both its annual audited financial statements as well as its interim period financial statements) to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of FASB Statement No. 123." Statement No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

     Stockholder Approval. No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will also satisfy federal tax and Office of Thrift Supervision ("OTS") requirements.

     Awards to be Granted. The Board of Directors of the Company adopted the Option Plan and the Committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of the Corporation and the Association. At the present time, no specific determination has been made as to allocation of grants. The committee may also consider awarding options to certain non-executive officers and employees of the Association.

     Regulatory Requirements. The Option Plan and the Recognition Plan (the "Plans") comply with applicable OTS regulations and are required to be submitted to the OTS after approval by stockholders. Submission of the Plans to the OTS does not constitute approval or endorsement of the Plans by the OTS.

     Under OTS regulations, certain stock benefit plans established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations, which are contained in the Plans. Specifically, the OTS regulations provide, among other provisions, that awards begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death or a change in control. The OTS has authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the plans is obtained. The Plans provide that in the event of termination of service following a retirement, vesting of awards would accelerate if, as of such date: (i) such treatment is either authorized or is not prohibited by applicable law and regulations, or (ii) amendments to the Plans providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Company's 2002 stock offering.

     The Board of Directors recommends that stockholders vote FOR adoption of the 2003 Stock Option Plan.


                   PROPOSAL TO ADOPT THE 2003 RECOGNITION
                   AND RETENTION PLAN AND TRUST AGREEMENT

General

     The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company and the Association who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Committee or the Board of Directors.

                                     8



Description of the Recognition Plan

     The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

     Administration. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of two or more members of the Board, each of whom shall be a non-employee director of the Company. The members of the Committee consist of Messrs. Lott, Wise and Woodard, who will also serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

     Upon stockholder approval of the Recognition Plan, the Company will contribute sufficient funds to the Trust so that the Trust can purchase a number of shares of Common Stock equal to 4% of the Common Stock sold in the Reorganization, or 26,185 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company's book value per share and earnings per share.

     Grants. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed (other than shares granted pursuant to Performance Share Awards (as defined below)) are entitled to direct the trustees of the Trust as to the voting of such shares on the recipients behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

     If a recipient terminates employment or service with the MHC, the Company or any of their subsidiaries for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the MHC, the Company or any of their subsidiaries terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. In the event of a change in control of the Company, all shares subject to an award shall be deemed earned as of the effective date of such change in control. In addition, in the event that a recipient's employment or service with the MHC, the Company or any of their subsidiaries terminates due to retirement, all shares subject to an award held by a recipient will be deemed earned as of the recipient's last day of employment with or service to the MHC, the Company or any of their subsidiaries and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Recognition Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Company's 2002 stock offering.

     Performance Share Awards. The Recognition Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, the effect of termination of timing of delivery of any awards earned, forfeiture

                                     9



provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the Committee. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

     Subject to stockholder approval of the Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the MHC, the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a preestablished target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth. The Committee is considering engaging outside compensation consultants to assist it in establishing such performance-based targets.

     Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

     Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

     The Recognition Plan has been designed to meet the requirements of
Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to Performance Share Awards granted under the Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal to Adopt the 2003 Stock Option Plan - Description of the Option Plan - Federal Income Tax Consequences." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the

                                    10



Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

     Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

     Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and the Committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors of the Company and the Association. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan. Although the Committee expects to act promptly after receipt of shareholder approval of the Recognition Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

     Regulatory Requirements. For a discussion of OTS requirements related to the Recognition Plan see "Proposal to Adopt the 2003 Stock Option Plan - Description of the Option Plan - Regulatory Requirements."

     The Board of Directors recommends that stockholders vote FOR adoption of the 2003 Recognition and Retention Plan and Trust Agreement.





























                                    11



                          MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by the Association (including amounts deferred to future periods by the officer) for services rendered in all capacities during the fiscal years ended December 31, 2002 and 2001 to the President and Chief Executive Officer of the Association. No other officers of the Association received compensation in excess of $100,000 for the subject periods. The Company had not paid separate compensation to officers and directors.

==================================================================================================================================
                                         Annual Compensation                          Long Term Compensation
----------------------------------------------------------------------------------------------------------------------------------
                                                              Other                  Awards                Payouts
                                                              Annual       ---------------------------------------
      Name and           Fiscal                            Compensation     Restricted      Securities                 All Other
  Principal Position      Year      Salary(1)     Bonus        (2)            Stock         Underlying      LTIP      Compensation
                                                                              Awards         Options       Payouts        (3)
----------------------------------------------------------------------------------------------------------------------------------
A. David Evans
 President and Chief      2002      $124,140     $27,000     $18,000            --              --           --          $9,068
 Executive Officer        2001        95,000      21,000      14,600            --              --           --          12,760

_______________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Association, the costs to the Association of providing such benefits to the named executive officer during the indicated period did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported.

(2) Includes directors fees and an annual retainer that was paid in January for services provided in the prior fiscal year.

(3) Contributions made by the Association to Mr. Evans' 401(k) profit sharing plan.

Employment Agreements

     In connection with the Reorganization, the Association (the "Employer") entered into employment agreements with each of Messrs. Evans and Burton and Ms. Harrell (the "Executives"). The Employer has agreed to employ Mr. Evans for a term of three years and Mr. Burton and Ms. Harrell for a term of two years, in each case in their current respective positions. The agreements with the Executives are at their current salary levels. The Executives' compensation and expenses shall be paid by the Association in the same proportion as the time and services actually expended by the Executives on behalf of the Employer. With respect to the Executives, the employment agreements will be reviewed annually by the Board of Directors of the Employer. The term of the Executives' employment agreements shall be extended annually for a successive additional one-year period unless either party elects, not less than 60 days prior to the anniversary date, not to extend the employment term.

     The employment agreements are terminable with or without cause by the Association. The executive officers have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Association for cause, disability or retirement. The agreements provide for certain benefits in the event of each executive officer's death. In the event that (1) the employment agreements are terminated by the Association other than for cause, disability, retirement or death or (2) the executive officer terminates his or her employment because the Association fails to comply with any material provision of the employment agreement, then the executive officer will be entitled to a cash severance payment. The amount of such cash severance will be equal to two times the executive officer's annual compensation, plus the continuation of certain miscellaneous fringe benefits. If the executive officer's employment is terminated as a result of certain adverse actions taken with respect to his or her employment following a change in control, as defined below, then the executive officer will be entitled to a cash severance payment. The amount of such cash severance will be equal to three times annual compensation for Mr. Evans

                                    12



and two times annual compensation for each of Ms. Harrell and Mr. Burton, plus the continuation of certain miscellaneous fringe benefits for each of the executive officers. Cash severance payments to the executive officers are subject to reduction pursuant to Section 280G of the Code, as discussed below.

     Each of the employment agreements contains a non-compete provision that restricts the executive officer's employment and business activities if his or her employment with the Association is terminated. The non-compete provision, however, is not applicable if the executive officer's employment is terminated for cause or following a change in control of Minden Bancorp. Under the non-compete provision, the executive officer may not become an officer, employee, consultant, director or trustee of another bank, or its affiliate, in Webster Parish or the surrounding parishes. The non-compete provision of each employment agreement has a term of two years from the date of the executive officer's termination of employment with the Association.

     A change in control is generally defined in the employment agreements to include any change in control of Minden Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 25% or more of its outstanding voting securities and (2) a change in a majority of its directors during any three-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

     The employment agreements provide that if any of the payments to be made under the employment agreements or otherwise upon termination of the executive officer's employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits will be reduced by the minimum amount necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the Association will be able to deduct such payments as compensation expense for federal income tax purposes.

     Although the above-described employment agreements could increase the cost of any acquisition of control, we do not believe their terms would have a significant anti-takeover effect.

     Directors' Compensation. For fiscal 2002 and 2001, Members of the Association's Board of Directors, received $1,000 and $800, respectively, per Board meeting. Each director also receives a retainer which is paid each January for services provided in the prior fiscal year. For fiscal 2002 and 2001, each director received an annual retainer of $6,000 and $5,000, respectively. Directors receive no additional compensation for service on committees. Board fees are subject to periodic adjustment by the Board of Directors.

Transactions With Certain Related Persons

     In accordance with applicable federal laws and regulations, the Association offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Association, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.



                                    13



                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.


                                            Amount and Nature
Name of Beneficial                            of Beneficial
Owner or Number of                           Ownership as of        Percent of
 Persons in Group                           January 1, 2003(1)     Common Stock
------------------                          ------------------     ------------

Minden Mutual Holding Company
415 Main Street
Minden, Louisiana 71058                          752,978              53.5%

Minden Bancorp, Inc.
Employee Stock Ownership Plan                     52,371               3.7%


Directors:
Russell A. Adams                                  10,000               *
John B. Benton, Jr.                               10,000               *
John P. Collins                                   25,000               1.8%
A. David Evans(2)                                 20,300               1.4%
A. Loye Jones(3)                                   8,000               *
F. Dare Lott, Jr.                                  5,000               *
Michael W. Wise                                    6,000               *
R. E. Woodard, III(4)                             14,500               1.0%


Other Executive Officers:
Becky T. Harrell(5)                                3,550               *
Michael P. Burton(6)                               9,502               *
                                                 -------

All Directors and Executive Officers                                  -----
  of the Company as a group (10 persons)         111,852               7.7%

_______________________________
*    Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes 300 shares held by Mr. Evans's spouse and 10,000 shares held by a private family foundation for which Mr. Evans serves as secretary.

(3) Includes 2,000 shares held by a corporation in which Mr. Jones and his wife own a 55% interest and for which he serves as president.

                                        (Footnotes continue on following page)

                                    14



(Footnotes continued from previous page)

(4) Includes 1,000 shares held by a corporation in which Mr. Woodard owns a 25% interest and for which he serves as vice president/secretary.

(5)  Includes 50 shares held by Ms. Harrell's children.

(6)  Includes 6,002 shares held jointly with his father.


                   RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Heard, McElroy & Vestal LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Heard, McElroy & Vestal LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Heard, McElroy & Vestal LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Heard, McElroy & Vestal LLP as independent auditors for the fiscal year ending December 31, 2003.


                           STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in May 2004, must be received at the principal executive offices of the Company, 415 Main Street, Minden, Louisiana 71058, Attention: Michael P. Burton, Secretary, no later than December 13, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II Section 15 of the Company's Bylaws.

                               ANNUAL REPORTS


     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for fiscal 2002 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Becky T. Harrell, Chief Financial Officer, 415 Main Street, Minden, Louisiana 71058. The Form 10-KSB is not part of the proxy solicitation materials.


                                    15



                               OTHER MATTERS

     Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Michael P. Burton

                                   Michael P. Burton
                                   Secretary

April 10, 2003




















                                    16





                               REVOCABLE PROXY

                             MINDEN BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MINDEN BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2003 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Minden Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on May 15, 2003 at the Annual Meeting of Stockholders to be held in the Minden Community House, located at Bridwell Street at Park Highway, Minden, Louisiana on Thursday, May 15, 2003, at 11:00 a.m., Central Time, and any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):

     [ ]  FOR              [ ]  WITHHOLD              [ ]  FOR ALL EXCEPT

    Nominees for three-year term expiring in 2006:John P. Collins, F. Dare Lott, Jr. and Michael W. Wise.

    INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


    ____________________________________________


2.  The Proposal to approve the adoption of the 2003 Stock Option Plan

     [ ]  FOR              [ ]  WITHHOLD              [ ]  ABSTAIN

3. Proposal to approve the adoption of the 2003 Recognition and Retention Plan and Trust Agreement.

     [ ]  FOR              [ ]  WITHHOLD              [ ]  ABSTAIN


4. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Heard, McElroy & Vestal LLP as the Company's independent auditors for the year ending December 31, 2003

     [ ]  FOR              [ ]  WITHHOLD              [ ]  ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all of the nominees listed above the approval of the 2003 Stock Option Plan and 2003 Recognition and Retention Plan and Trust Agreement and "FOR" the ratification of Heard, McElroy & Vestal LLP.




    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE 2003 STOCK OPTION PLAN AND 2003 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


    Dated:_______________, 2003


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                        Signatures

Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

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          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

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